SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 19, 2002

(Date of earliest event reported)

VICINITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File:  000-29365

Delaware	77-0414631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

370 San Aleso Avenue

Sunnyvale, California  94085

(Address of Principal Executive Offices, including zip code)

(408) 543-3000

(Registrant’s telephone number, including area code)

Item 7:   Exhibits

(c) Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated September 19, 2002.*

*  Filed herewith.

Item 9:  Regulation FD Disclosure.

On September 19, 2002, Vicinity Corporation announced that its Board of Directors had unanimously rejected the unsolicited proposal by Moloco LLP to recapitalize and restructure Vicinity and merge it with a privately held company.  A copy of Vicinity’s September 19, 2002 press release making this announcement is attached as an exhibit under Item 7(c) of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICINITY CORPORATION

Date: September 19, 2002	By	/s/ CHARLES W. BERGER
Charles W. Berger
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated September 19, 2002.*

*  Filed herewith.

*  *  *  *  *